SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 6, 1995



                           THE KOGER PARTNERSHIP, LTD.
             (Exact name of registrant as specified in its charter)



      Florida                 0-8891            59-1710469
(State or incorporation    (Commission       (IRS Employer
   or organization)        File Number)    Identification No.)



3986 Boulevard Center Drive, Suite 101
     Jacksonville, Florida                        32207
(Address of principal executive offices)        (Zip Code)



Registrant's telephone number:        (904) 398-3403



                                       N/A
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On December 4, 1995, the Bankruptcy Court in which The Koger Partnership, Ltd. (the "Partnership") Chapter 11 Bankruptcy case is pending entered an order dissolving the Partnership as a Florida limited partnership and authorizing and directing that Southeast Properties Holding Corporation, Inc., as Managing General Partner of the Partnership, take all actions which are necessary and advisable to wind up the Partnership's affairs and terminate its existence. The Court further ordered that this termination and the closing of the Chapter 11 case be accomplished prior to December 31, 1995.

As previously reported, the Partnership has sold all of its operating properties, the proceeds of which have been used to reduce its debt. Since the Partnership will continue to owe approximately $21 million to its Managing General Partner and $350,000 to its former Individual General Partner, there will be no distribution to the partners with respect to the outstanding Units of Limited or General Partnership Interest.

The tax implications of this dissolution and termination will not be known until after the dissolution and termination has been completed. The partners will receive, sometime in the first quarter of 1996, the Internal Revenue Service Form 1065, Schedule K-1 for the year ended December 31, 1995. No preliminary tax information or estimation will be available to the partners until the final accounting has been accomplished.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             Exhibit Number              Description of Exhibit

              20                                 Form Letter, dated December 6,
                                                 1995, to Limited Partners of
                                                 The Koger Partnership, Ltd.

              99                                 Press Release, dated
                                                 December  6, 1995,
                                                 concerning     the
                                                 dissolution    and
                                                 termination of The
                                                 Koger Partnership, Ltd.

                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               THE KOGER PARTNERSHIP, LTD.
                                               by SOUTHEAST PROPERTIES HOLDING
                                               CORPORATION, INC.,
                                               its MANAGING GENERAL PARTNER



Date:  December 6, 1995                        By: /s/ J. L. STEPHENS
                                                  James L. Stephens
                                                  Title: Treasurer and Chief
                                                  Accounting Officer

                                  EXHIBIT INDEX

              The following designated exhibits are filed herewith:

Exhibit

  20           Form Letter, dated December 6, 1995, to Limited
               Partners of The Koger Partnership, Ltd.

  99 Press Release, dated December 6, 1995, concerning the dissolution and termination of The Koger
               Partnership, Ltd.